Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. O'Neil, certify that:

1.     I have reviewed this Amendment No. 1 on Form 10-K/A of Orbital Energy Group, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ James F. O'Neil	April 20, 2022

James F. O'Neil
Chief Executive Officer /Principal Executive Officer/Director